INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 15, 2020 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P Emerging Markets Momentum ETF (EEMO)

(the "Fund")

Important Notice Regarding a Change to the Unitary Management Fee of the Fund

At a meeting held on April 14, 2020, the Board of Trustees of Invesco Exchange-Traded Fund Trust II approved a reduction in the annual unitary management fee of the Fund from 0.45% to 0.29% of the Fund's average daily net assets, effective May 1, 2020. Currently, Invesco Capital Management LLC, the Fund's adviser, has agreed to waive a portion of its unitary management fee, which results in a net unitary management fee of 0.29%. This waiver will remain in place until the unitary management fee reduction takes effect.

Accordingly, as a result of the unitary management fee reduction effective May 1, 2020, the Prospectus is revised as follows:

∙The following replaces the first paragraph and table included under the section titled "Fund Fees and Expenses" on page 1 of the Summary Prospectus for the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.29%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.02%
Total Annual Fund Operating Expenses	0.31%
Fee Waiver and/or Expense Reimbursement(4)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%

(1)Effective May 1, 2020, Invesco Capital Management LLC (the "Adviser") has contractually reduced the Fund's unitary management fee from 0.45% to 0.29%. "Management Fees" have been restated to reflect current fees.

(2)Other Expenses do not reflect any extraordinary expenses incurred during the most recent fiscal period, such as the costs associated with a proxy statement of the Fund. Had these expenses been included, Other Expenses would have been 0.08%.

(3)Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund's most recent shareholder report. Please note that the amount of "Total Annual Fund Operating Expenses" shown in the above table differs from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(4)Through August 31, 2021, the Adviser has contractually agreed to waive a portion of the Fund's management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund's investments in money market funds managed by that affiliate.

This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

∙The following replaces the information included in the sub-section titled "Example" on page 1 of the Summary Prospectus for the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$98	$172	$391

Please Retain This Supplement for Future Reference. P-EEMO-SUMPRO-I-SUP-2 041520